UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Musick Irvine, California		92618
(Address of principal executive offices)		(Zip Code)
(949) 900-6833
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As was previously announced and disclosed, Harold A. Hurwitz succeeded David W. Carlson as the Chief Financial Officer of MRI Interventions, Inc. (the “Company”) on May 8, 2015, the day immediately after the filing date of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015. Mr. Hurwitz also succeeded Mr. Carlson as the Company’s designated principal financial officer and principal accounting officer for Securities and Exchange Commission (“SEC”) reporting purposes.

The principal terms of Mr. Hurwitz’s employment agreement with the Company are summarized in a Current Report on Form 8-K filed by the Company on March 17, 2015. A copy of Mr. Hurwitz’s employment agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI Interventions, Inc.

By:	/s/ Oscar Thomas
Oscar Thomas
Vice President, Business Affairs

Date: May 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Employment Offer Letter between MRI Interventions, Inc. and Harold A. Hurwitz

10.2(2)	Non-Competition Agreement between Harold A. Hurwitz and MRI Interventions, Inc.

10.3(3)	Non-Disclosure and Proprietary Rights Agreement between Harold A. Hurwitz and MRI Interventions, Inc.

10.4(4)	Form of Indemnification Agreement

(1)	Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 7, 2015, and incorporated herein by reference.

(2)	Filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 7, 2015, and incorporated herein by reference.

(3)	Filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 7, 2015, and incorporated herein by reference.

(4)	Filed as Exhibit 10.8 to the Company’s registration statement on Form 10 filed with the SEC on December 28, 2011, and incorporated herein by reference.